Exhibit 99.1

CCC Intelligent Solutions Holdings Inc. Announces First Quarter Fiscal Year 2022 Financial Results

May 5, 2022 – CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NYSE: CCCS), a leading SaaS platform for the P&C insurance economy, today announced its financial results for the three months ended March 31, 2022.

“CCC delivered strong first quarter results, highlighted by 18% revenue growth and 33% adjusted EBITDA growth. Our results demonstrate our ability to solve the most pressing operational problems facing our customers’ businesses.” said Githesh Ramamurthy, Chairman & CEO of CCC.

“The P&C insurance industry is still in the early stages of digitization,” continued Ramamurthy. “Our significant and ongoing investment in innovation positions CCC to continue to drive durable growth in the near and long-term.”

First Quarter 2022 Financial Highlights

Revenue

•
Total revenue was $186.8 million for the first quarter of 2022, an increase of 18% from $157.8 million for the first quarter of 2021.

Profitability

•
GAAP gross profit was $137.4 million, representing a gross profit margin of 74%, for the first quarter of 2022, compared with $113.2 million, representing a gross profit margin of 72%, for the first quarter of 2021. Adjusted gross profit was $145.1 million, representing an adjusted gross profit margin of 78%, for the first quarter of 2022, compared with $120.0 million, representing an adjusted gross profit margin of 76%, for the first quarter of 2021.
•
GAAP operating income was $12.7 million for the first quarter of 2022, compared with GAAP operating income of $7.2 million for the first quarter of 2021. Adjusted operating income was $66.8 million for the first quarter of 2022, compared with adjusted operating income of $50.2 million for the first quarter of 2021.
•
GAAP net income was $12.0 million for the first quarter of 2022, compared with GAAP net loss of $5.1 million for the first quarter of 2021. Adjusted net income was $48.9 million for the first quarter of 2022, compared with $25.0 million for the first quarter of 2021.
•
Adjusted EBITDA was $73.7 million for the first quarter of 2022, compared with adjusted EBITDA of $55.4 million for the first quarter of 2021. Adjusted EBITDA grew 33% in the first quarter of 2022 as compared to the first quarter of 2021.

Liquidity

•
CCC had $195.5 million in cash and cash equivalents and $798.0 million of total debt at March 31, 2022. The Company generated $46.9 million in cash from operating activities and had free cash flow of $32.6 million during the first quarter of 2022, compared with $38.2 million generated in cash from operating activities and $33.5 million in free cash flow in the first quarter of 2021.

The information presented above includes non-GAAP financial measures such as “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” and “free cash flow.” Refer to “Non-GAAP Financial Measures” for a discussion of these measures and reconciliations of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

1st Quarter and Recent Business Highlights

•
We continued to see strong momentum across our customer groups in the P&C insurance ecosystem. With our insurance clients, we are seeing good adoption by insurers of our total loss care portfolio, where we now have 21 carriers either onboarded or in pilot. We also added two new carriers to our casualty platform in the quarter. Within the repair facilities, we are seeing strong growth in repair facility locations, which now exceed 27,000, as well as higher solution adoption per location driven by a 21% increase in the number of facilities adopting four or more solutions from CCC compared to 2020.
•
As part of our commitment to making it easier for clients to achieve quality repairs and operate at the pace of innovation, we recently leveraged the open ecosystem of the CCC Cloud to further expand the CCC® Diagnostics network with the addition of asTech®, a Repairify company and a global leader in diagnostic, calibration, and programming solutions. The integration makes it easier for repair facilities to capture and document scan information in CCC ONE® workfiles. Digitally integrated systems make it easier for repairers to access, capture, and document information needed to achieve complete repairs. CCC® Diagnostics has now been rolled out to over 10% of our repair facility clients.
•
Certain existing shareholders completed a secondary stock offering of 20,000,000 shares of the Company’s common stock at a price to the public of $9.70 per share. The Company did not receive any of the proceeds from the sale of shares by the existing stockholders.

Business Outlook

Based on information as of today, May 5, 2022, the Company is issuing the following financial guidance:

	Second Quarter Fiscal 2022	Full Year Fiscal 2022
Revenue	$189.5 million to $191.5 million	$763 million to $771 million

Adjusted EBITDA	$69 million to $71 million	$288 million to $294 million

Conference Call Information

CCC will host a conference call today, May 5, 2022, at 5:00 p.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. To access this call, dial 877-407-0784 (domestic) or 201-689-8560 (international). The conference ID number is 13729190. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc., a subsidiary of CCC Intelligent Solutions Holdings Inc. (NYSE: CCCS), is a leading SaaS platform for the multi-trillion-dollar P&C insurance economy powering operations for insurers, repairers, automakers, part suppliers, lenders, and more. CCC cloud technology connects more than 30,000 businesses digitizing mission-critical workflows, commerce, and customer experiences. A trusted leader in AI, IoT, customer experience, network and workflow management, CCC delivers innovations that keep people’s lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements regarding future events, goals, plans and projections regarding the company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; the impact of COVID-19 on our business and results of operations; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions and products; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; currency fluctuations; our reliance on third-party data, technology and intellectual property; our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; our ability to acquire or invest in companies or pursue business partnerships, which may divert our management’s attention or result in dilution to our stockholders, and we may be unable to integrate acquired businesses and technologies successfully or achieve the expected benefits of such acquisitions, investments or partnership; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our financial performance; our ability to expand or maintain its existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating expenses,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections.

Investor Contact:

Brian Denyeau

ICR, LLC

646-277-1251

IR@cccis.com

Media Contact:

Michelle Hellyar

Director Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	March 31,	December 31,
	2022	2021
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$195,497	$182,544
Accounts receivable—Net of allowances of $4,161 and $3,791 for March 31, 2022 and December 31, 2021, respectively	76,746	78,793
Income taxes receivable	71	318
Deferred contract costs	15,645	15,069
Other current assets	44,013	46,181
Total current assets	331,972	322,905
SOFTWARE, EQUIPMENT, AND PROPERTY—Net	139,801	135,845
OPERATING LEASE ASSETS	34,690	37,234
INTANGIBLE ASSETS—Net	1,193,275	1,213,249
GOODWILL	1,494,252	1,466,884
DEFERRED FINANCING FEES, REVOLVER—Net	2,746	2,899
DEFERRED CONTRACT COSTS	21,303	22,117
EQUITY METHOD INVESTMENT	10,228	10,228
OTHER ASSETS	36,630	26,165
TOTAL	$3,264,897	$3,237,526
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$16,935	$12,918
Accrued expenses	50,257	66,691
Income taxes payable	27,366	7,243
Current portion of long-term debt	8,000	8,000
Current portion of long-term licensing agreement—Net	2,745	2,703
Operating lease liabilities	5,821	8,052
Deferred revenues	33,395	31,042
Total current liabilities	144,519	136,649
LONG-TERM DEBT—Net	778,996	780,610
DEFERRED INCOME TAXES—Net	254,208	275,745
LONG-TERM LICENSING AGREEMENT—Net	32,926	33,629
OPERATING LEASE LIABILITIES	56,378	56,133
WARRANT LIABILITIES	60,342	62,478
OTHER LIABILITIES	4,770	5,785
Total liabilities	1,332,139	1,351,029
COMMITMENTS AND CONTINGENCIES (Notes 19 and 20)
MEZZANINE EQUITY:
Redeemable non-controlling interest	14,179	14,179
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 613,758,126 and 609,768,296 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	61	61
Additional paid-in capital	2,653,201	2,618,924
Accumulated deficit	(734,377)	(746,352)
Accumulated other comprehensive loss	(306)	(315)
Total stockholders’ equity	1,918,579	1,872,318
TOTAL	$3,264,897	$3,237,526

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(In thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended
	March 31,
	2022	2021
REVENUES	$186,823	$157,789
COST OF REVENUES
Cost of revenues, exclusive of amortization of acquired technologies	42,701	38,013
Amortization of acquired technologies	6,695	6,580
Total cost of revenues	49,396	44,593
GROSS PROFIT	137,427	113,196
OPERATING EXPENSES:
Research and development	35,681	30,624
Selling and marketing	26,802	19,417
General and administrative	44,207	37,839
Amortization of intangible assets	18,080	18,077
Total operating expenses	124,770	105,957
OPERATING INCOME	12,657	7,239
INTEREST EXPENSE	(7,341)	(18,766)
GAIN ON CHANGE IN FAIR VALUE OF INTEREST RATE SWAPS	—	3,277
GAIN ON SALE OF COST METHOD INVESTMENT	3,578	—
CHANGE IN FAIR VALUE OF WARRANT LIABILITIES	2,136	—
OTHER INCOME — Net	82	87
PRETAX INCOME (LOSS)	11,112	(8,163)
INCOME TAX BENEFIT	863	3,079
NET INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	11,975	(5,084)
Less: net income (loss) attributable to non-controlling interest	—	—
NET INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC.	$11,975	$(5,084)
Net income (loss) per share attributable to common stockholders:
Basic	$0.02	$(0.01)
Diluted	$0.02	$(0.01)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders:
Basic	603,104,839	505,072,914
Diluted	641,028,410	505,072,914
COMPREHENSIVE INCOME (LOSS):
Net income (loss) including non-controlling interest	11,975	(5,084)
Other comprehensive income—Foreign currency translation adjustment	9	7
COMPREHENSIVE INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	11,984	(5,077)
Less: comprehensive income (loss) attributable to non-controlling interest	—	—
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC.	$11,984	$(5,077)

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the Three Months Ended
	March 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$11,975	$(5,084)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	6,807	5,153
Amortization of intangible assets	24,775	24,657
Deferred income taxes	(21,223)	(6,079)
Stock-based compensation	23,644	12,654
Amortization of deferred financing fees	474	1,150
Amortization of discount on debt	65	194
Change in fair value of interest rate swaps	—	(3,277)
Change in fair value of warrant liabilities	(2,136)	—
Non-cash lease expense	1,228	909
Loss on disposal of software, equipment and property	795	—
Gain on sale of cost method investment	(3,578)	—
Other	26	15
Changes in:
Accounts receivable—Net	2,043	6,184
Deferred contract costs	(576)	41
Other current assets	2,187	(1,061)
Deferred contract costs—Non-current	814	(288)
Other assets	(10,805)	2,106
Operating lease assets	1,316	2,372
Income taxes	20,370	(907)
Accounts payable	4,825	4,344
Accrued expenses	(16,460)	(4,348)
Operating lease liabilities	(1,986)	(1,655)
Deferred revenues	2,353	1,580
Other liabilities	(68)	(426)
Net cash provided by operating activities	46,865	38,234
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(14,280)	(4,637)
Acquisition of Safekeep, Inc., net of cash acquired	(32,227)	—
Proceeds from sale of cost method investment	3,892	—
Purchase of intangible asset	—	(49)
Net cash used in investing activities	(42,615)	(4,686)
CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend to CCCIS stockholders	—	(134,549)
Principal payments on long-term debt	(2,000)	(3,462)
Proceeds from issuance of common stock	—	1,007
Proceeds from exercise of stock options	10,691	503
Net cash provided by (used in) financing activities	8,691	(136,501)
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	12	9
NET CHANGE IN CASH AND CASH EQUIVALENTS	12,953	(102,944)
CASH AND CASH EQUIVALENTS:
Beginning of period	182,544	162,118
End of period	$195,497	$59,174
NONCASH INVESTING AND FINANCING ACTIVITIES:
Unpaid liability related to software, equipment, and property	$—	$24
Contingent consideration related to business acquisition	$200	$—
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$6,783	$17,422
Cash received (paid) for income taxes—Net	$45	$(3,906)

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three months ended March 31,
(amounts in thousands, except percentages)	2022	2021
Gross Profit	$137,427	$113,196
Amortization of acquired technologies	6,695	6,580
Stock-based compensation and related employer payroll tax	933	219
Adjusted Gross Profit	$145,055	$119,995
Gross Profit Margin	74%	72%
Adjusted Gross Profit Margin	78%	76%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three months ended March 31,
(dollar amounts in thousands)	2022	2021
Operating expenses	$124,770	$105,957
Stock-based compensation expense and related employer payroll tax	(23,723)	(12,435)
Lease abandonment	(1,222)	(1,833)
Lease overlap costs	(1,338)	—
Net costs related to divestiture	(60)	(772)
Business combination transaction costs	(732)	(3,002)
M&A and integration costs	(1,407)	—
Amortization of intangible assets	(18,080)	(18,077)
Adjusted operating expenses	$78,208	$69,838

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING INCOME TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three months ended March 31,
(dollar amounts in thousands)	2022	2021
Operating income	$12,657	$7,239
Stock-based compensation expense and related employer payroll tax	24,656	12,654
Lease abandonment	1,222	1,833
Lease overlap costs	1,338	—
Net costs related to divestiture	60	772
Business combination transaction costs	732	3,002
M&A and integration costs	1,407	—
Amortization of intangible assets	18,080	18,077
Amortization of acquired technologies—Cost of revenue	6,695	6,580
Adjusted operating income	$66,847	$50,157

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three months ended March 31,
(dollar amounts in thousands)	2022	2021
Net income (loss)	$11,975	$(5,084)
Interest expense	7,341	18,766
Income tax benefit	(863)	(3,079)
Amortization of intangible assets	18,080	18,077
Amortization of acquired technologies—Cost of revenue	6,695	6,580
Depreciation and amortization related to software, equipment and property	6,807	5,153
EBITDA	50,035	40,413
Gain on change in fair value of interest rate swaps	—	(3,277)
Change in fair value of warrant liabilities	(2,136)	—
Stock-based compensation expense and related employer payroll tax	24,656	12,654
Business combination transaction costs	732	3,002
Lease abandonment	1,222	909
Lease overlap costs	1,338	924
Net costs related to divestiture	60	772
M&A and integration costs	1,407	—
Gain on sale of cost method investment	(3,578)	—
Adjusted EBITDA	$73,736	$55,397

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME

(In thousands)

(Unaudited)

	Three months ended March 31,
(dollar amounts in thousands)	2022	2021
Net income (loss)	$11,975	$(5,084)
Amortization of intangible assets	18,080	18,077
Amortization of acquired technologies— Cost of revenue	6,695	6,580
Gain on change in fair value of interest rate swaps	—	(3,277)
Change in fair value of warrant liabilities	(2,136)	—
Stock-based compensation expense and related employer payroll tax	24,656	12,654
Business combination transaction costs	732	3,002
Lease abandonment	1,222	1,833
Lease overlap costs	1,338	—
Net costs related to divestiture	60	772
M&A and integration costs	1,407	—
Gain on sale of cost method investment	(3,578)	—
Tax effect of adjustments	(11,577)	(9,551)
Adjusted net income	$48,874	$25,006
Adjusted net income per share attributable to common stockholders:
Basic	$0.08	$0.05
Diluted	$0.08	$0.05
Weighted average shares outstanding:
Basic	603,104,839	505,072,914
Diluted	641,028,410	523,164,329

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three months ended March 31,
(dollar amounts in thousands)	2022	2021
Net cash provided by operating activities	$46,865	$38,234
Less: Purchases of software, equipment, and property	(14,280)	(4,637)
Less: Purchase of intangible assets	—	(49)
Free Cash Flow	$32,585	$33,548